UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2026
MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(212) 494-1621
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2026, at the annual meeting of shareholders of Macy’s, Inc. (“Macy’s”), shareholders approved the amendment and restatement of the Macy’s, Inc. 2024 Equity and Incentive Compensation Plan (the “Amended and Restated 2024 Plan”). The Amended and Restated 2024 Plan had been approved by the Board of Directors of Macy’s on March 26, 2026, subject to shareholder approval at the annual meeting, and became effective with shareholder approval on May 15, 2026.

The Amended and Restated 2024 Plan is described in Macy’s definitive proxy statement on Schedule 14A for the annual meeting, filed with the Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”), in the section entitled “Item 4. Approval of the Amendment and Restatement of the Macy’s, Inc. 2024 Equity and Incentive Compensation Plan,” which description is incorporated herein by reference. The description of the Amended and Restated 2024 Plan in the Proxy Statement is qualified by reference to the actual text of the Amended and Restated 2024 Plan, which is set forth in Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Macy’s, Inc. was held virtually on May 15, 2026. The following is a summary of the matters voted on at the meeting:

1.Shareholders approved the election of 10 directors to serve for a one-year term expiring at the 2027 annual meeting of Macy's shareholders, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Emilie Arel	192,630,594	7,882,530	702,404	23,290,539
Torrence N. Boone	193,652,701	6,752,930	809,897	23,290,539
Marie Chandoha	194,814,584	5,643,950	756,994	23,290,539
Robert B. Chavez	193,783,650	6,730,772	701,106	23,290,539
Naveen K. Chopra	195,126,279	5,374,419	714,830	23,290,539
Deirdre P. Connelly	156,001,716	44,469,777	744,035	23,290,539
Jill Granoff	193,598,105	6,711,240	906,183	23,290,539
Richard L. Markee	193,865,573	6,546,491	803,464	23,290,539
Tony Spring	187,774,175	9,418,308	4,023,045	23,290,539
Paul C. Varga	188,026,412	12,451,770	737,346	23,290,539

2. Shareholders ratified the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 30, 2027, as follows:

FOR	AGAINST	ABSTAIN
214,069,467	10,047,654	388,946

3. Shareholders approved the advisory vote to approve named executive officer compensation, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
157,691,659	43,025,428	498,441	23,290,539

4. Shareholders approved the Amendment and Restatement of the Macy’s, Inc. 2024 Equity and Incentive Compensation Plan, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
184,361,310	16,423,087	431,131	23,290,539

MACY'S, INC.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: May 18, 2026	By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary